                                                                Exhibit 21.1

                          UPC Subsidiaries
                          ----------------
Entity                                                         Jurisdiction
chello broadband                                               Australia
-------------------------------------------------------------------------------
Wien I GmbH                                                    Austria
-------------------------------------------------------------------------------
Telekabel Fernsehnetz Klagenfurt Betriebsgesellschaft mbH      Austria
-------------------------------------------------------------------------------
Telekabel-Fernsehnetz Wiener Neustadt/Neunkirchen              Austria
Betriebsgesellschaft mbH
-------------------------------------------------------------------------------
Telekabel Wien GmbH                                            Austria
-------------------------------------------------------------------------------
Telekabel Fernsehnetz Graz Betriebsgesellschaft mbH            Austria
-------------------------------------------------------------------------------
Telekabel-Fernsehnetz Region Baden Betriebsgesellschaft mbH    Austria
-------------------------------------------------------------------------------
chello broadband GmbH                                          Austria
-------------------------------------------------------------------------------
Priority Wireless Telecommunications GmbH                      Austria
-------------------------------------------------------------------------------
UPC Belgium S.A.                                               Belgium
-------------------------------------------------------------------------------
UCI Enterprises Inc.                                           Colorado
-------------------------------------------------------------------------------
UIH Iberian Progamming, Inc.                                   Colorado
-------------------------------------------------------------------------------
UPC Aviation, Inc.
Colorado
-------------------------------------------------------------------------------
UIH
Colorado
-------------------------------------------------------------------------------
UPC Romania, Inc.
Colorado
-------------------------------------------------------------------------------
United International Investments                               Colorado G.P.
-------------------------------------------------------------------------------
Melita Partnership                                             Colorado G.P.
-------------------------------------------------------------------------------
Mozaic Entertainment, Inc.                                     Connecticut
-------------------------------------------------------------------------------
Poland Communications, Inc.                                    Connecticut
-------------------------------------------------------------------------------
Kabel Net Holding A.S.                                         Czech Republic
-------------------------------------------------------------------------------
Kabel Net Brno A.S.                                            Czech Republic
-------------------------------------------------------------------------------
UII Management                                                 Delaware G.P.
-------------------------------------------------------------------------------
UIH Romania Ventures, Inc.                                     Delaware
-------------------------------------------------------------------------------
Kabelkom Management Co.                                        Delaware G.P.
-------------------------------------------------------------------------------
Kabelkom Holding Co.                                           Delaware G.P.
-------------------------------------------------------------------------------
@Entertainment, Inc.                                           Delaware
-------------------------------------------------------------------------------
@Entertainment Programming, Inc.                               Delaware
-------------------------------------------------------------------------------
Fox Kids Poland, Inc.
Delaware
-------------------------------------------------------------------------------
Ibercom, Inc.
Delaware
-------------------------------------------------------------------------------
chello broadband USA, Inc.                                       Delaware
-------------------------------------------------------------------------------
UPC Staffing, Inc.                                               Delaware
-------------------------------------------------------------------------------
MediaReseaux S.A.                                              France
-------------------------------------------------------------------------------
UPC France S.A.
France
-------------------------------------------------------------------------------
chello broadband S.A.R.L.                                      France
-------------------------------------------------------------------------------
Sud Ouest Videopole                                            France
-------------------------------------------------------------------------------
Sud Est Videopole                                              France
-------------------------------------------------------------------------------
Videopole Holding S.A.                                         France
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Videopole Services                                             France
-------------------------------------------------------------------------------
Videopole Assistance                                           France
-------------------------------------------------------------------------------
Videopole Publication                                          France
-------------------------------------------------------------------------------
A.C.Associes                                                   France
-------------------------------------------------------------------------------
Ain Videopole                                                  France
-------------------------------------------------------------------------------
Ardennes Videopole                                             France
-------------------------------------------------------------------------------
Atlantique Videopole                                           France
-------------------------------------------------------------------------------
Aveyron Videopole                                              France
-------------------------------------------------------------------------------
Bourgogne Videopole                                            France
-------------------------------------------------------------------------------
Cablage Dynamique Videopole                                    France
-------------------------------------------------------------------------------
Citecable Caladois                                             France
-------------------------------------------------------------------------------
Citecable Centre Bretagne                                      France
-------------------------------------------------------------------------------
Citecable Auverge                                              France
-------------------------------------------------------------------------------
Citecable Essonne                                              France
-------------------------------------------------------------------------------
Citecable Saintonge                                            France
-------------------------------------------------------------------------------
Citecable Goussainville                                        France
-------------------------------------------------------------------------------
Citecable Jurassienne                                          France
-------------------------------------------------------------------------------
Citecable S.A.                                                 France
-------------------------------------------------------------------------------
CiteReseau S.A.                                                France
-------------------------------------------------------------------------------
Est Videopole                                                  France
-------------------------------------------------------------------------------
Franche Comte Videopole                                        France
-------------------------------------------------------------------------------
Investissements Reseaux Participations SA                      France
-------------------------------------------------------------------------------
Iroise Videopole                                               France
-------------------------------------------------------------------------------
Loire Videopole                                                France
-------------------------------------------------------------------------------
MediaPartic S.A.                                               France
-------------------------------------------------------------------------------
Nord Est Cable Carling L'Hopital                               France
-------------------------------------------------------------------------------
Nord Est Cable                                                 France
-------------------------------------------------------------------------------
Nord Videopole                                                 France
-------------------------------------------------------------------------------
Ouest Videopole                                                France
-------------------------------------------------------------------------------
Regicom Partenariat                                            France
-------------------------------------------------------------------------------
Reseaux Participations S.A.                                    France
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Reseaux Cables de France S.A.                                  France
-------------------------------------------------------------------------------
Reseaux Cables du Bretagne Sud                                 France
-------------------------------------------------------------------------------
Reseaux Cables du Perigord                                     France
-------------------------------------------------------------------------------
Reseaux Cable du Roannais                                      France
-------------------------------------------------------------------------------
Reseaux Cable du Pays Yonnais                                  France
-------------------------------------------------------------------------------
Reseaux Cable Choletais                                        France
-------------------------------------------------------------------------------
Reseaux Cable du Nivernais                                     France
-------------------------------------------------------------------------------
Reseaux Cables Cote d'Azur                                     France
-------------------------------------------------------------------------------
Reseaux Cables du Hainaut                                      France
-------------------------------------------------------------------------------
Reseaux Cables de L'Indre                                      France
-------------------------------------------------------------------------------
Rhone Vision Cable S.A.S.                                      France
-------------------------------------------------------------------------------
Savoie Videopole                                               France
-------------------------------------------------------------------------------
Seine et Marne Videopole                                       France
-------------------------------------------------------------------------------
SIRC Holding SNC                                               France
-------------------------------------------------------------------------------
SIRC SNC                                                       France
-------------------------------------------------------------------------------
SLC Tignes Videopole                                           France
-------------------------------------------------------------------------------
Somerco SARL                                                   France
-------------------------------------------------------------------------------
chello broadband GmbH                                          Germany
-------------------------------------------------------------------------------
UPC Magyarovszag Kft.                                          Hungary
-------------------------------------------------------------------------------
Sopron Varosi Onallo Kozsolgalati Televizio Kft.               Hungary
-------------------------------------------------------------------------------
UPC Ireland Ltd.                                               Ireland
-------------------------------------------------------------------------------
Melita Cable P.L.C.                                            Malta
-------------------------------------------------------------------------------
UPC Intermediates B.V.                                         The Netherlands
-------------------------------------------------------------------------------
UPC Nederland Services B.V.                                    The Netherlands
-------------------------------------------------------------------------------
chello broadband Nederland B.V.                                The Netherlands
-------------------------------------------------------------------------------
Cable Network Zuid-Oost Brabant Holding B.V.                   The  Netherlands
-------------------------------------------------------------------------------
Cable Network Holding B.V.                                     The Netherlands
-------------------------------------------------------------------------------
Priority Telecom N.V.                                          The Netherlands
-------------------------------------------------------------------------------
Priority Telecom Netherlands B.V.                              The Netherlands
-------------------------------------------------------------------------------
Priority Wireless B.V.                                           The Netherlands
-------------------------------------------------------------------------------
UPC Nederland N.V.                                             The Netherlands
-------------------------------------------------------------------------------
A2000 Holding N.V.                                             The Netherlands
-------------------------------------------------------------------------------
Kabeltelevisie Amsterdam B.V.                                  The Netherlands
-------------------------------------------------------------------------------
A2000 Hilversum B.V                                            The Netherlands
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Media Groep West B.V.                                          The Netherlands
-------------------------------------------------------------------------------
Cable Network Brabant Holding B.V.                             The Netherlands
-------------------------------------------------------------------------------
N.V. TeleKabel Beheer                                          The Netherlands
-------------------------------------------------------------------------------
N.V. TeleKabel                                                 The Netherlands
-------------------------------------------------------------------------------
Medianet B.V.
The Netherlands
-------------------------------------------------------------------------------
TeleKabel Omroep Facilitair Bedrijf B.V.                       The Netherlands
-------------------------------------------------------------------------------
Cable-Networks Austria Holding B.V.                            The Netherlands
-------------------------------------------------------------------------------
Algemene Kabel Exploitatie Maatschappij B.V.                   The Netherlands
-------------------------------------------------------------------------------
CAI Geldermalsen B.V.                                          The Netherlands
-------------------------------------------------------------------------------
CAI Wijchen B.V.                                               The Netherlands
-------------------------------------------------------------------------------
CAI Tiel B.V.                                                  The Netherlands
-------------------------------------------------------------------------------
CAI Buren B.V.                                                 The Netherlands
-------------------------------------------------------------------------------
CAI Dodewaard B.V.                                             The Netherlands
-------------------------------------------------------------------------------
CAI Neerijnen-West B.V.                                        The Netherlands
-------------------------------------------------------------------------------
CAI Midden Betuwe B.V.                                         The Netherlands
-------------------------------------------------------------------------------
CAI Renkum B.V.                                                The Netherlands
-------------------------------------------------------------------------------
CAI Wageningen B.V.                                            The Netherlands
-------------------------------------------------------------------------------
Belmarken Holding B.V                                          The Netherlands
-------------------------------------------------------------------------------
CAI Over Betuwe B.V.                                           The Netherlands
-------------------------------------------------------------------------------
CAI Heteren B.V.                                               The Netherlands
-------------------------------------------------------------------------------
CAI Elst B.V.                                                  The Netherlands
-------------------------------------------------------------------------------
CAI Bemmel B.V.                                                The Netherlands
-------------------------------------------------------------------------------
CAI Valburg B.V.                                               The Netherlands
-------------------------------------------------------------------------------
CAI Gendt B.V.                                                 The Netherlands
-------------------------------------------------------------------------------
CAI Almere B.V.                                                The Netherlands
-------------------------------------------------------------------------------
CAI Lingewaal B.V.                                             The Netherlands
-------------------------------------------------------------------------------
CAI Dronten B.V.                                               The Netherlands
-------------------------------------------------------------------------------
CAI Lelystad B.V.                                              The Netherlands
-------------------------------------------------------------------------------
CAI Druten B.V.                                                The Netherlands
-------------------------------------------------------------------------------
CAI NKM-Nijmegen B.V.                                          The Netherlands
-------------------------------------------------------------------------------
Interway Holding B.V.                                          The Netherlands
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Binan Investments B.V.                                         The Netherlands
-------------------------------------------------------------------------------
U.C.T. - Netherlands B.V.                                      The Netherlands
-------------------------------------------------------------------------------
Stipdon Investments B.V.                                       The Netherlands
-------------------------------------------------------------------------------
UPC Facility B.V.                                              The Netherlands
-------------------------------------------------------------------------------
Zeblas B.V.                                                    The Netherlands
-------------------------------------------------------------------------------
Selasa Holding B.V.                                            The Netherlands
-------------------------------------------------------------------------------
Paruse B.V.                                                    The Netherlands
-------------------------------------------------------------------------------
Bicatobe Investments B.V.                                      The Netherlands
-------------------------------------------------------------------------------
Kabeltelevisie Son en Breugel B.V.                             The Netherlands
-------------------------------------------------------------------------------
TeleKabel Hungary N.V.                                         The Netherlands
-------------------------------------------------------------------------------
Zomerwind Holding B.V.                                         The Netherlands
-------------------------------------------------------------------------------
Uniport Communications B.V.                                    The Netherlands
-------------------------------------------------------------------------------
Cable Network Netherlands Holding B.V.                         The Netherlands
-------------------------------------------------------------------------------
Kabeltelevisie Eindhoven N.V.                                  The Netherlands
-------------------------------------------------------------------------------
UPC Programming B.V.                                           The Netherlands
-------------------------------------------------------------------------------
UPC Slovakia Holding B.V.                                      The Netherlands
-------------------------------------------------------------------------------
UPC Czech Holding B.V.                                         The Netherlands
-------------------------------------------------------------------------------
UPC Romania Holding B.V.                                       The Netherlands
-------------------------------------------------------------------------------
United Telekabel Holding II B.V.                               The Netherlands
-------------------------------------------------------------------------------
Iberian Programming Services CV                                The Netherlands
-------------------------------------------------------------------------------
Plator Holding B.V.                                            The Netherlands
-------------------------------------------------------------------------------
Nidlo B.V.                                                     The Netherlands
-------------------------------------------------------------------------------
Poland Cablevision (Netherlands) B.V.                          The Netherlands
-------------------------------------------------------------------------------
Wizja TV B.V.  (fka Sereke Holding B.V.)                       The Netherlands
-------------------------------------------------------------------------------
Gelrevision UPC Holding B.V.
The Netherlands
-------------------------------------------------------------------------------
GAMOG Gelre Flevo Mediadiensten B.V.                           The Netherlands
-------------------------------------------------------------------------------
GAMOG Gelre Flevo Media Infra B.V.                             The Netherlands
-------------------------------------------------------------------------------
chello broadband N.V.                                          The Netherlands
-------------------------------------------------------------------------------
chello broadband B.V.                                          The Netherlands
-------------------------------------------------------------------------------
Hungary Holding Co.                                            New York G.P.
-------------------------------------------------------------------------------
United Pan-Europe Communications Norge A.S.                    Norway
-------------------------------------------------------------------------------
chello broadband A.S.                                          Norway
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Priority Telecom A.S                                           Norway
-------------------------------------------------------------------------------
Czestochowska TK Sp. z o.o. (in liquidation)                   Poland
-------------------------------------------------------------------------------
Wizja TV Spoka Produkcyjna Sp z o.o.                           Poland
-------------------------------------------------------------------------------
ETV Sp. z o.o.                                                 Poland
-------------------------------------------------------------------------------
Gosat-Service Sp.z o.o.                                        Poland
-------------------------------------------------------------------------------
Ground Zero Media Sp. z o.o.                                   Poland
-------------------------------------------------------------------------------
At Media Sp. z o.o. Poland                                     Poland
-------------------------------------------------------------------------------
                                                               Poland
-------------------------------------------------------------------------------
Polska Telewizja Kablowa Operator Sp. z o.o.                   Poland
-------------------------------------------------------------------------------
Polska Telewizja Kablowa S.A. Poland                           Poland
-------------------------------------------------------------------------------
Polska Telewizja Kablowa Szczecin Sp. z o.o.                   Poland
-------------------------------------------------------------------------------
Polska Telewizja Kablowa Warszawa S.A.                         Poland
-------------------------------------------------------------------------------
Poltelkab Sp. z o.o.                                           Poland
-------------------------------------------------------------------------------
Szczecinska Telewizja Kablowa Sp. z o.o.                       Poland
-------------------------------------------------------------------------------
Telkat Sp. z o.o.                                              Poland
-------------------------------------------------------------------------------
TV Kabel Sp. z o.o.                                            Poland
-------------------------------------------------------------------------------
TV-SAT Ursus Sp. z o.o. Poland (in liquidation)                Poland
-------------------------------------------------------------------------------
Wizja TV Sp. z o.o                                             Poland
-------------------------------------------------------------------------------
Multicanal Televisao por Cabo, SGPS, Lda.                      Portugal
-------------------------------------------------------------------------------
Intercabo - Televisao por Cabo, SGPS, Lda.                     Portugal
-------------------------------------------------------------------------------
Intercabo Centro Televisao por Cabo, S.A.                      Portugal
-------------------------------------------------------------------------------
Intercabo Atlantico - Comunicacoes por Cabo, S.A.              Portugal
-------------------------------------------------------------------------------
Intercabo Norte - Comunicacoes por Cabo, S.A.                  Portugal
-------------------------------------------------------------------------------
Intercabo Capital - Comunicacoes por Cabo, S.A.                Portugal
-------------------------------------------------------------------------------
Intercabo Sul - Comunicacoes por Cabo, S.A.                    Portugal
-------------------------------------------------------------------------------
Bragatel - Companhia de Televisao por Cabo de Braga S.A.       Portugal
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Eurosat S.R.L.                                                 Romania
-------------------------------------------------------------------------------
Multicanal Holdings S.R.L.                                     Romania
-------------------------------------------------------------------------------
Control Cable Ventures S.R.L.                                  Romania
-------------------------------------------------------------------------------
Selectronic S.R.L.                                             Romania
-------------------------------------------------------------------------------
Diplomatic International Comimpex S.R.L.                       Romania
-------------------------------------------------------------------------------
Trnavatel s r.o.                                               Slovak Republic
-------------------------------------------------------------------------------
UPC Slovensko s r.o.                                           Slovak Republic
-------------------------------------------------------------------------------
KabelTel S.R.O.                                                Slovak Republic
-------------------------------------------------------------------------------
Burgos Sistemas de Cable S.A.                                  Spain
-------------------------------------------------------------------------------
NBS Nordic Broadband Servics AB                                Sweden
-------------------------------------------------------------------------------
SpaceNet AB                                                    Sweden
-------------------------------------------------------------------------------
Starport SA                                                    Sweden
-------------------------------------------------------------------------------
Stjarnan Multimedia Holding AB                                 Sweden
-------------------------------------------------------------------------------
Stjarnan Multimedia Varlden AB                                 Sweden
-------------------------------------------------------------------------------
StjarnTV AB                                                    Sweden
-------------------------------------------------------------------------------
StjarnTVnatet AB                                               Sweden
-------------------------------------------------------------------------------
Stockholms Kabel TV AB                                         Sweden
-------------------------------------------------------------------------------
Stockholms Stads Televisions AB                                Sweden
-------------------------------------------------------------------------------
UPC AG                                                         Switzerland
-------------------------------------------------------------------------------
Xtra Music Limited                                             UK
-------------------------------------------------------------------------------
Wizja Television Limited  (fka At Entertainment Limited)       UK
-------------------------------------------------------------------------------
chello broadband Limited                                       UK
-------------------------------------------------------------------------------
UPC Services Ltd.                                              UK
-------------------------------------------------------------------------------
Tara Television UK                                             UK
-------------------------------------------------------------------------------
At Entertainment Services Limited                              UK
-------------------------------------------------------------------------------
Tara Television Global Limited                                 UK
-------------------------------------------------------------------------------
Bison Acquisition Corp.                                        (US?)
-------------------------------------------------------------------------------